Exhibit 10.9
Execution Version
AMENDMENT NO. 1 TO CREDIT AGREEMENT
This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of April 13, 2026 (this “First Amendment”), is entered into among Monarch FinCo, LLC, a Delaware limited liability company (the “Borrower”), the Required Lenders (as defined in the Credit Agreement referred to below) party hereto, and acknowledged by Antares Capital LP, as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent”) under the Credit Agreement referred to below. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.
PRELIMINARY STATEMENTS
WHEREAS, the Borrower, Lincoln International CentCo, LLC, a Delaware limited liability company (“Holdings”), the Administrative Agent, the Collateral Agent, the Lenders from time to time party thereto and the other parties from time to time party thereto have entered into that certain Credit Agreement, dated as of October 31, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this First Amendment, the “Credit Agreement”);
WHEREAS, in accordance with Section 11.01(a) of the Existing Credit Agreement, the Borrower has requested that the Lenders party hereto (which collectively constitute the Required Lenders under and as defined in the Existing Credit Agreement), agree to amend certain provisions of the Existing Credit Agreement as provided herein and, upon the terms and subject to the conditions set forth in this First Amendment, the Required Lenders have agreed to make certain amendments to the Existing Credit Agreement and the Administrative Agent and the Collateral Agent, in such capacities, hereby acknowledge such amendments;
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:
SECTION 1.    RULES OF CONSTRUCTION.
The rules of construction specified in Sections 1.02 through 1.10 of the Existing Credit Agreement shall apply to this First Amendment, mutatis mutandis, including the terms defined in the preamble and recitals hereto.
SECTION 2.    AMENDMENTS TO EXISTING CREDIT AGREEMENT
The parties hereto agree that the Existing Credit Agreement shall be amended as follows:
(a)    Section 6.16(e) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“The proceeds of Delayed Draw Term Loans will be used (i) to finance payments in connection with the Acquisition on the Closing Date, (ii) to finance other Permitted Investments (and Delayed Draw Term Loans may be drawn no more than five (5) Business Days prior to, or substantially simultaneously with, the consummation of a Permitted Investment), pay earnouts, holdbacks and retention payments (which may include Existing

Earnouts and Unfunded Holdbacks, whether contingent or matured), (iii) to finance guarantee payments for new partners or employees, (iv) to make Restricted Payments permitted hereunder and solely in connection with the consummation of a Qualifying IPO (which, for the avoidance of doubt, may be made in advance of consummating a Qualifying IPO as reasonably determined by the Borrower to be advisable in connection with such Qualifying IPO), (v) to pay fees and expenses with respect to the transactions in the foregoing clause (i), (iii) and (iv) and/or with respect to the related borrowing(s) of Delayed Draw Term Loans, and (vi) to refinance Revolving Loans that were drawn to fund the items specified in the foregoing clauses (ii), (iii), (iv) and (v) (such refinancing to be completed within one hundred and twenty (120) days after such Revolving Loans were drawn).”
(b)    Section 2.07(b)(iii) of the Existing Credit Agreement is hereby amended to be renumbered to 2.07(b)(iii)(A) and a new 2.07(b)(iii)(B) shall be added as follows:
“Restricted Payments. If (a) the proceeds of any Delayed Draw Term Loan advance are used, directly or indirectly, to make a Restricted Payment pursuant to Section 6.16(e) (including to repay Revolving Loans the proceeds of which were used to make such Restricted Payment) and (b) no Qualifying IPO has occurred on or before the date that is 60 calendar days after the date of such advance (such date, the “RP Prepayment Date”), the Borrower shall prepay, no later than one (1) Business Day after the RP Prepayment Date, a principal amount of the Delayed Draw Term Loans advanced in connection with such Restricted Payment equal to the amount of such Restricted Payment funded with the proceeds of such advance.”
SECTION 3.    REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.
On and after the First Amendment Effective Date (as defined below), each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import, and each reference in the other Loan Documents to the “Credit Agreement” (including, without limitation, by means of words like “thereunder”, “thereof” and works of like import, shall mean and be a reference to the Credit Agreement as amended by this First Amendment. On and after the First Amendment Effective Date, this First Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.
SECTION 4.    REPRESENTATIONS & WARRANTIES.
The Borrower hereby represents and warrants to the Lenders and the Administrative Agent on and as of the First Amendment Effective Date, that:
(a)    The Borrower has the corporate or other organizational power and authority to execute and deliver this First Amendment and to perform its obligations hereunder;
(b)    This First Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to Debtor Relief Laws and subject to general principles of equity and principles of good faith and fair dealing;
(c)    The execution, delivery and performance by the Borrower of this First Amendment and the consummation of the transactions contemplated herein (i) do not require any consent or approval of, registration or filing with, or other action by, any Governmental Authority or third party,
2

except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loans Documents, (ii) will not contravene the Organization Documents of the Borrower, (iii) will not violate any Applicable Law, and (iv) will not result in any breach or contravention of, or the creation of any Lien (other than a Permitted Lien) on any asset of the Borrower or any of its Restricted Subsidiaries, under any Contractual Obligation relating to Material Indebtedness, except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (i), (iii) or (iv), to the extent that such breach, contravention or violation has not resulted in, or is not reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect.
SECTION 5.    CONDITIONS PRECEDENT TO EFFECTIVENESS.
This First Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which the conditions set forth in this Section 5 shall have been satisfied (or waived by the Required Lenders) in accordance with the Credit Agreement:
(a)    the Administrative Agent shall have received (i) counterparts of this First Amendment executed by the Borrower and the Lenders constituting Required Lenders and (ii) an acknowledgement page to this First Amendment executed by the Administrative Agent;
(b)    no Event of Default shall have occurred and be continuing on and as of the First Amendment Effective Date; and
(c)    the representations and warranties set forth in the Credit Agreement and in the other Loan Documents (including the representations and warranties set forth in Section 4 hereof), in each case, shall be true and correct in all material respects (except for representations and warranties that are already qualified by materiality, which representations and warranties will be true and correct in all respects) immediately prior to, and after giving effect to, this First Amendment.
SECTION 6.    MISCELLANEOUS PROVISIONS.
(a)    Amendments. No amendment or waiver of any provision of this First Amendment shall be effective unless in writing signed by each party hereto and as otherwise required by Section 11.01 of the Credit Agreement.
(b)    Ratification. This First Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.
(c)    No Novation; Effect of this First Amendment. This First Amendment does not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the First Amendment Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing expressed or implied in this First Amendment or any other document contemplated hereby shall be construed as a release or other discharge of Holdings or the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided herein, such obligations are in all respects continuing with only the terms being
3

modified as provided in this First Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified. Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This First Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This First Amendment constitutes a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(d)    Governing Law; Submission to Jurisdiction, Etc. THIS FIRST AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 11.15 AND 11.16 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTIONS APPEARED HEREIN, MUTATIS MUTANDIS.
(e)    Severability. Section 11.14 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.
(f)    Counterparts; Headings. This First Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this First Amendment by telecopy or other electronic imaging (including in pdf. or .tif format) means shall be effective as delivery of a manually executed counterpart of this First Amendment. The Administrative Agent may also require that signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this First Amendment.
(g)    Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this First Amendment or any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURES BEGIN NEXT PAGE]
4

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

MONARCH FINCO, LLC, as the Borrower

By:	/s/ Ted Heidloff
	Name:	Ted Heidloff
	Title:	Treasurer
[Signature Page to First Amendment]

ANTARES ASSETCO LP, as a Required Lender

By: Antares Assetco GP LLC, its general partner

By:	/s/ Nick Lalani
Name:	Nick Lalani
Title:	Authorized Signatory

ANTARES HOLDINGS LP, as a Required Lender

By: Antares Holdings GP Inc., its general partner

By:	/s/ Nick Lalani
Name:	Nick Lalani
Title:	Authorized Signatory

ANTARES CLO 2017-1, LTD., as a Required Lender

By: Antares Capital Advisers LLC, as collateral manager

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ANTARES CLO 2018-1, LTD., as a Required Lender

By: Antares Capital Advisers LLC, as collateral manager

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory
[Signature Page to First Amendment]

ANTARES CLO 2019-1, LTD., as a Required Lender

By: Antares Capital Advisers LLC, as collateral manager

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ANTARES CLO 2021-1, LTD., as a Required Lender

By: Antares Capital Advisers LLC, as collateral manager

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ANTARES CLO 2023-1, LTD., as a Required Lender

By: Antares Capital Advisers LLC, as collateral manager

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ANTARES CREDIT OPPORTUNITIES VII LLC, as a Required Lender

By: Antares Capital Advisers LLC, its agent and attorney in fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory
[Signature Page to First Amendment]

ANTARES CREDIT OPPORTUNITIES FUNDING VII LLC, as a Required Lender

By: Antares Credit Opportunities VII LLC, its member

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ANTARES CREDIT OPPORTUNITIES MA II LP, as a Required Lender

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ANTARES SIRIUS HOLDINGS LP, as a Required Lender

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory
[Signature Page to First Amendment]

ANTARES SIRIUS FUNDING SPV LLC, as a Required Lender

By: Antares Sirius Holdings LP, its servicer

By: Antares Capital Credit Advisers LLC, its investment adviser

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ANTARES CREDIT OPPORTUNITIES CA LLC, as a Required Lender

By: Antares Capital Advisers LLC, its agent and Attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ANTARES CLO 2024-2, LLC, as a Required Lender

By: Antares Capital Advisers LLC, as collateral manager

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory
[Signature Page to First Amendment]

ANTARES LOAN FUNDING I LTD., as a Required Lender

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ANTARES CREDIT FUND II LP, as a Required Lender

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ANTARES CLO 2026-1, LTD., as a Required Lender

By: Antares Capital Advisers LLC, as collateral manager

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

MANOR PARK HOLDCO, LLC, as a Required Lender

By: Antares Capital Advisers LLC, its collateral manager

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory
[Signature Page to First Amendment]

MANOR PARK FUNDING SPV A, LLC, as a Required Lender

By: Antares Capital Advisers LLC, its collateral manager

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

2663704 ONTARIO INC., as a Required Lender

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

10170636 MANITOBA LIMITED PARTNERSHIP, as a Required Lender

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ORCA IMC LP, as a Required Lender

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory
[Signature Page to First Amendment]

ANTARES SENIOR LOAN EF MASTER II (CAYMAN) LP, as a Required Lender

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ANTARES SENIOR LOAN EF II SPV LLC, as a Required Lender

By: Antares Senior Loan EF Master (Cayman) LP, its member

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ANTARES SENIOR LOAN MASTER FUND II LP, as a Required Lender

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory
[Signature Page to First Amendment]

ANTARES SENIOR LOAN PARALLEL FUND II SPV LLC, as a Required Lender

By: Antares Senior Loan Parallel Master Fund II LP, its member

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ANTARES SENIOR LOAN PARALLEL MASTER FUND II LP, as a Required Lender

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ANTARES SENIOR LOAN LUX MASTER FUND III SCSP, as a Required Lender

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory
[Signature Page to First Amendment]

ANTARES SENIOR LOAN MASTER FUND III LP, as a Required Lender

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ANTARES SENIOR LOAN PARALLEL MASTER FUND III LP, as a Required Lender

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ANTARES SENIOR LOAN PARALLEL FUND III SPV A LLC, as a Required Lender

By: Antares Senior Loan Parallel Master Fund III LP, its member

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory
[Signature Page to First Amendment]

ANTARES LENDING SOLUTIONS HOLDINGS LP, as a Required Lender

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ANTARES TRITON HOLDINGS LP, as a Required Lender

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ANTARES TRITON FUNDING SPV, LLC, as a Required Lender

By: Antares Triton Holdings LP, its member

By: Antares Capital Advisers LLC, its agent and attorney-in-fact

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory
[Signature Page to First Amendment]

APCF MASTERFUND LLC, as a Required Lender

By: Antares Private Credit Fund, its member

By: Antares Capital Credit Advisers LLC, its investment adviser

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

APCF FUNDING SPV LLC, as a Required Lender

By: Antares Private Credit Fund, its member

By: Antares Capital Credit Advisers LLC, its investment adviser

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ANTARES STRATEGIC CREDIT FUND, as a Required Lender

By: Antares Capital Credit Advisers LLC, the investment adviser

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory
[Signature Page to First Amendment]

ASTII MASTERFUND LLC, as a Required Lender

By: Antares Strategic Credit Fund II LLC, its member

By: Antares Capital Credit Advisers LLC, its investment adviser

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory

ASTII FUNDING SPV LLC, as a Required Lender

By: Antares Strategic Credit Fund II LLC, its member

By: Antares Capital Credit Advisers LLC, its investment adviser

By:	/s/ Matthew Glassman
Name:	Matthew Glassman
Title:	Authorized Signatory
[Signature Page to First Amendment]

BCSF LI, LLC, as Lender

By: BAIN CAPITAL SPECIALTY FINANCE, INC, its sole member

By:	/s/ Michael Ewald
Name:	Michael Ewald
Title:	Partner

BCPC LI, LLC, as Lender

By: BAIN CAPITAL PRIVATE CREDIT, its sole member

By:	/s/ Michael Ewald
Name:	Michael Ewald
Title:	Partner

BCPC I, LLC, as Lender

By: BAIN CAPITAL PRIVATE CREDIT, its sole member

By:	/s/ Michael Ewald
Name:	Michael Ewald
Title:	Partner

BAIN CAPITAL GLOBAL DIRECT LENDING (E), L.P., as Lender

By: BAIN CAPITAL GLOBAL DIRECT LENDING (E) GENERAL PARTNER, LLC, its general partner
By: BAIN CAPITAL CREDIT MEMBER, LLC, its manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Partner

[Signature Page to First Amendment]

BCC GDL (E), LLC, as Lender

By: BAIN CAPITAL GLOBAL DIRECT LENDING (E), L.P., its sole member
By: BAIN CAPITAL GLOBAL DIRECT LENDING (E) GENERAL PARTNER, LLC, its general partner
By: BAIN CAPITAL CREDIT MEMBER, LLC, its manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Partner

BCC GDL (AZ-W), LLC, as Lender

By: BAIN CAPITAL GLOBAL DIRECT LENDING (E), LP, its sole member
By: BAIN CAPITAL GLOBAL DIRECT LENDING (E) GENERAL PARTNER, LLC, its general partner
By: BAIN CAPITAL CREDIT MEMBER, LLC, its manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Partner

EQT RESPONSIBLE ENTITY SERVICES LTD AS THE TRUSTEE FOR THE BCC CAPE OTWAY HOLDINGS I TRUST, as Lender

By: BAIN CAPITAL CREDIT, LP, its investment manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Partner

[Signature Page to First Amendment]

EQUITY TRUSTEES LIMITED AS TRUSTEE FOR THE CAPE OTWAY TRUST, as Lender

By: BAIN CAPITAL CREDIT, LP, its investment manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Partner

BAIN CAPITAL GLOBAL DIRECT LENDING HOLDINGS, L.P., as Lender

By: BAIN CAPITAL GLOBAL DIRECT LENDING GENERAL PARTNER, LLC, its general partner
By: BAIN CAPITAL CREDIT MEMBER III, LLC, its sole member

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Partner

BCC GDLF I, L.P., as Lender

By: BCC GDLF I GENERAL PARTNER, LLC, its general partner

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Partner

[Signature Page to First Amendment]

BCC GDLF II-W, LP, as Lender

By: BCC GDLF II-W GENERAL PARTNER, LLC, its general partner
By: BAIN CAPITAL GLOBAL DIRECT HOLDINGS, LP, its sole member
By: BAIN CAPITAL GLOBAL DIRECT LENDING GENERAL PARTNER, LLC, its general partner
By: BAIN CAPITAL CREDIT MEMBER III, LLC, its sole member

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Partner

BAIN CAPITAL GLOBAL DIRECT LENDING HOLDINGS (U), LP, as Lender

By: BAIN CAPITAL CREDIT, LP, its investment advisor

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Partner

EQUITY TRUSTEES LIMITED AS THE TRUSTEE FOR THE BAIN CAPITAL MULTI-STRATEGY PRIVATE CREDIT TRUST, as Lender

By: BAIN CAPITAL CREDIT, LP, as Investment Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Partner

[Signature Page to First Amendment]

BCC TRC I, LLC, as Lender

By: BAIN CAPITAL TOTAL RETURN CREDIT, L.P., its manager
By: BAIN CAPITAL TOTAL RETURN CREDIT GENERAL PARTNER, LLC, its general partner
By: BAIN CAPITAL CREDIT MEMBER, LLC, its manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Partner

[Signature Page to First Amendment]

As acknowledged by:

ANTARES CAPITAL LP, as Administrative Agent and Collateral Agent

By:	/s/ Andrew Jones
Name: Andrew Jones
Title: Authorized Signatory
[Signature Page to First Amendment]